Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Ralph M. Amato, Chief Executive Officer of BoysToys.com, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

  This Quarterly Report on Form 10-QSB of the Registrant for the period ending September 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 14, 2007	By: /s/ Ralph M. Amato Ralph M. Amato Chief Executive Officer